UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2015

M/A-COM Technology Solutions Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35451	27-0306875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Chelmsford Street Lowell, Massachusetts		01851
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (978) 656-2500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of M/A-COM Technology Solutions Holdings, Inc. (the “Company”) was held on March 5, 2015 in Chelmsford, Massachusetts. The results of the matters submitted to a vote of the stockholders at the Annual Meeting were as follows:

(a) The nominees for election as Class III directors to serve until the 2018 Annual Meeting of Stockholders and thereafter until their successors are duly elected and qualified, were elected based upon the following votes:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
John Ocampo	38,767,822	6,496,261	1,520,128
John Croteau	38,854,416	6,409,667	1,520,128

(b) The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 2, 2015 was approved based on the following votes:

Votes For	Votes Against	Votes Abstaining
46,596,263	125,568	62,380

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

Dated: March 6, 2015	By:	/s/ Robert J. McMullan
Robert J. McMullan
Senior Vice President and Chief Financial Officer